Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 398,434,292.00
Aggregate Redeemed or Repurchased, FY	341,275,626.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 57,158,666.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,893.61